For more information, contact:
Katharine Boyce
Acxiom Investor Relations
501-342-1321
investor.relations@acxiom.com
EACXM

ACXIOM ANNOUNCES SECOND QUARTER FISCAL YEAR 2012 RESULTS

LITTLE ROCK, Ark. – October 26, 2011 — Acxiom® Corporation (Nasdaq: ACXM), a recognized leader in marketing services and technology, today announced financial results for the second quarter of fiscal year 2012 ended September 30, 2011. Acxiom will hold a conference call at 9:00 a.m. CDT today to further discuss this information. Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.acxiom.com.

“The second quarter was in line with expectations and demonstrates Acxiom’s continuing role as a strong technology and strategic partner for our clients,” said Scott Howe, Acxiom CEO and president. “It also indicates we’re practicing good financial stewardship, which helps fuel our continuing innovation. Accelerating top-line growth and margins must be a focus of our future efforts.”

Second Quarter 2012 Highlights:

·	Revenue increased by 2.9% in the current quarter ended September 30, 2011 to $300.0 million, compared to $291.7 million for the quarter ended September 30, 2010.

·
Income from operations of $28.9 million in the current-year second quarter, compared to income from operations of $27.3 million in the second quarter of the prior year. Excluding the impact of unusual items, primarily the loss on disposal of the MENA operations, income from operations would have been $31.4 million.

·
Earnings per diluted share attributable to Acxiom stockholders of $0.15 in the current quarter, compared to earnings per share of $0.16 in the second quarter of fiscal 2011. Excluding the unusual items, earnings per diluted share attributable to Acxiom stockholders would have been $0.19.

·	Operating cash flow of $57.7 million, compared to $43.0 million in the second quarter a year ago.

·
Free cash flow available to equity of $36.4 million, compared to $9.7 million in the second quarter a year ago. Free cash flow available to equity is a non-GAAP financial measure; a reconciliation to the comparable GAAP measure, operating cash flow, is attached to this news release.

Operational Highlights:

·
Information Services: Revenue for the quarter ended September 30, 2011 was $230.7 million, up 2.2% compared to $225.6 million for the quarter ended September 30, 2010. Income from operations for the current second quarter was $23.2 million, up 1.1% compared to $23.0 million in the prior-year second quarter.

·
Information Products: Revenue for the quarter increased 5.0% to $69.4 million, compared with $66.1 million in the second quarter a year ago. Income from operations for the quarter was $8.2 million, compared to $4.4 million in the second quarter of the previous year.

·	Debt prepayment: The company prepaid $75 million of its term loan due March 15, 2015 in the current quarter.

·
Share repurchase: The company instituted a share repurchase program during the quarter and has repurchased 3.7 million shares for $39.1 million, of which $5.0 million was accrued as of September 30, 2011 and paid in October.

Fiscal Year 2012 Year-To-Date Highlights:

·	Revenue increased by 4.8% in the current-year six-month period, to $589.0 million, compared to $562.1 million for the six months ended September 30, 2010.

·
Income from operations of $51.2 million for the first six months of fiscal year 2012, compared to income from operations of $49.4 million in the comparable six-month period of fiscal 2011. Excluding the impact of unusual items, primarily the loss on disposal of the MENA operations, income from operations would have been $53.9 million.

·
Earnings per diluted share attributable to Acxiom stockholders of $0.28 in the current-year six-month period, compared to earnings per share of $0.28 in the comparable six-month period last year. Excluding the unusual items, earnings per diluted share attributable to Acxiom stockholders would have been $0.33.

·	Operating cash flow of $90.5 million in the current fiscal year six-month period, compared to $60.0 million in the prior year six-month period.

·
Free cash flow available to equity of $45.9 million for the six months ended September 30, 2011, compared to $3.4 million for the six months ended September 30, 2010. Free cash flow available to equity is a non-GAAP financial measure; a reconciliation to the comparable GAAP measure, operating cash flow, is attached to this news release.

Web Link to Financials

You may link to http://www.acxiom.com/FY12_Q2_Financials for the detailed financial information we typically attach to our earnings releases.

About Acxiom

Acxiom is a recognized leader in marketing services and technology that enable marketers to successfully manage audiences, personalize consumer experiences and create profitable customer relationships. Our superior industry-focused, consultative approach combines consumer data and analytics, databases, data integration and consulting solutions for personalized, multichannel marketing strategies. Acxiom leverages over 40 years of experience in data management to deliver high-performance, highly secure, reliable information management services. Founded in 1969, Acxiom is headquartered in Little Rock, Arkansas, USA, and serves clients around the world from locations in the United States, Europe, Asia-Pacific, and South America. For more information about Acxiom, visit Acxiom.com.

Forward Looking Statements

This release and today’s conference call may contain forward-looking statements including, without limitation, statements regarding the timing and process for strategy development and adoption and our expectations for performance for the balance of the year. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. The following are factors, among others, that could cause actual results to differ materially from these forward-looking statements: the possibility that certain contracts may not generate the anticipated revenue or profitability or may not be closed within the anticipated time frames; the possibility that significant customers may experience extreme, severe economic difficulty or otherwise reduce the amount of business they do with us; the possibility that we will not successfully complete customer contract requirements on time or meet the service levels specified in the contracts, which may result in contract penalties or lost revenue; the possibility that data suppliers might withdraw data from us, leading to our inability to provide certain products and services to our clients, which could lead to decreases in our operating results; the possibility that we may not be able to attract, retain or motivate qualified technical, sales and leadership associates, or that we may lose key associates; the possibility that we may be unable to quickly and seamlessly integrate a new chief financial officer; the possibility that we will not be able to continue to receive credit upon satisfactory terms and conditions; the possibility that negative changes in economic conditions in general or other conditions might lead to a reduction in demand for our products and services; the possibility that there will be changes in consumer or business information industries and markets that negatively impact the company; the possibility that the historical seasonality of our business may change; the possibility that we will not be able to achieve cost reductions and avoid unanticipated costs; the possibility that the fair value of certain of our assets may not be equal to the carrying value of those assets now or in future time periods; the possibility that changes in accounting pronouncements may occur and may impact these forward-looking statements; the possibility that we may encounter difficulties when entering new markets or industries; the possibility that we could experience loss of data center capacity or interruption of telecommunication links; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption “Item 1A, RISK FACTORS” in our Annual Report on Form 10-K for the year ended March 31, 2011, which was filed with the Securities and Exchange Commission on May 27, 2011.

With respect to the provision of products or services outside our primary base of operations in the United States, all of the above factors apply, along with the difficulty of doing business in numerous sovereign jurisdictions due to differences in scale, competition, culture, laws and regulations.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Acxiom is a registered trademark of Acxiom Corporation.

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended
	September 30,
			$	%
	2011	2010	Variance	Variance

Revenue:
Services	230,655	225,584	5,071	2.2%
Products	69,379	66,085	3,294	5.0%
Total revenue	300,034	291,669	8,365	2.9%

Operating costs and expenses:
Cost of revenue
Services	181,121	175,687	(5,434)	(3.1%)
Products	47,962	48,320	358	0.7%
Total cost of revenue	229,083	224,007	(5,076)	(2.3%)

Services gross margin	21.5%	22.1%
Products gross margin	30.9%	26.9%
Total gross margin	23.6%	23.2%

Selling, general and administrative	39,539	40,274	735	1.8%
Gains, losses and other items, net	2,465	78	(2,387)	3060.3%

Total operating costs and expenses	271,087	264,359	(6,728)	(2.5%)

Income from operations	28,947	27,310	1,637	6.0%

Other income (expense):
Interest expense	(4,719)	(6,260)	1,541	24.6%
Other, net	(965)	111	(1,076)	969.4%

Total other income (expense)	(5,684)	(6,149)	465	7.6%

Earnings before income taxes	23,263	21,161	2,102	9.9%

Income taxes	10,286	8,464	(1,822)	(21.5%)

Net earnings	12,977	12,697	280	2.2%

Less: Net earnings (loss) attributable to noncontrolling interest	685	(584)	1,269	(217.3%)

Net earnings attributable to Acxiom	12,292	13,281	(989)	(7.4%)

Earnings per share:

Basic	0.16	0.16	0.00	0.0%

Diluted	0.16	0.16	0.00	0.0%

Earnings per share attributable to Acxiom stockholders:

Basic	0.15	0.17	(0.02)	(11.8%)

Diluted	0.15	0.16	(0.01)	(6.3%)

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Six Months Ended
	September 30,
			$	%
	2011	2010	Variance	Variance

Revenue:
Services	456,259	436,240	20,019	4.6%
Products	132,709	125,824	6,885	5.5%
Total revenue	588,968	562,064	26,904	4.8%

Operating costs and expenses:
Cost of revenue
Services	361,584	340,337	(21,247)	(6.2%)
Products	96,840	94,091	(2,749)	(2.9%)
Total cost of revenue	458,424	434,428	(23,996)	(5.5%)

Services gross margin	20.8%	22.0%
Products gross margin	27.0%	25.2%
Total gross margin	22.2%	22.7%

Selling, general and administrative	76,658	78,229	1,571	2.0%
Gains, losses and other items, net	2,709	21	(2,688)	12800.0%

Total operating costs and expenses	537,791	512,678	(25,113)	(4.9%)

Income from operations	51,177	49,386	1,791	3.6%

Other income (expense):
Interest expense	(10,174)	(12,158)	1,984	16.3%
Other, net	(1,052)	(340)	(712)	209.4%

Total other income (expense)	(11,226)	(12,498)	1,272	10.2%

Earnings before income taxes	39,951	36,888	3,063	8.3%

Income taxes	16,959	14,755	(2,204)	(14.9%)

Net earnings	22,992	22,133	859	3.9%

Less: Net loss attributable to noncontrolling interest	(275)	(953)	678	(71.1%)

Net earnings attributable to Acxiom	23,267	23,086	181	0.8%

Earnings per share:

Basic	0.28	0.28	0.00	0.0%

Diluted	0.28	0.27	0.01	3.7%

Earnings per share attributable to Acxiom stockholders:

Basic	0.29	0.29	0.00	0.0%

Diluted	0.28	0.28	0.00	0.0%

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended		For the Six Months Ended
	September 30,		September 30,
	2011	2010	2011	2010

Earnings before income taxes	23,263	21,161	39,951	36,888

Unusual items	2,465	78	2,709	21

Earnings before income taxes and unusual items	25,728	21,239	42,660	36,909

Earnings before income taxes	23,263	21,161	39,951	36,888

Income taxes	10,286	8,464	16,959	14,755

Net earnings	12,977	12,697	22,992	22,133

Less: Net earnings (loss) attributable to noncontrolling interest	685	(584)	(275)	(953)

Net earnings attributable to Acxiom	12,292	13,281	23,267	23,086

Earnings per share attributable to Acxiom stockholders:

Basic	0.15	0.17	0.29	0.29

Diluted	0.15	0.16	0.28	0.28

Unusual items:

MENA disposal	2,512	-	2,512	-
Other adjustments	(47)	78	197	21

Total unusual items	2,465	78	2,709	21

Earnings before income taxes
and excluding unusual items	25,728	21,239	42,660	36,909

Income taxes	10,289	8,496	17,060	14,764

Non-GAAP net earnings	15,439	12,743	25,600	22,145

Less: Net earnings (loss) attributable to noncontrolling interest	(179)	(584)	(1,139)	(953)

Non-GAAP Net earnings attributable to Acxiom	15,618	13,327	26,739	23,098

Non-GAAP earnings per share attributable to Acxiom stockholders:

Basic	0.19	0.17	0.33	0.29

Diluted	0.19	0.16	0.33	0.28

Diluted weighted average shares	81,597	81,282	81,805	81,369

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended		For the Six Months Ended
	September 30,		September 30,
	2011	2010	2011	2010

Income from operations	28,947	27,310	51,177	49,386

Unusual items	2,465	78	2,709	21

Income from operations before unusual items	31,412	27,388	53,886	49,407

Unusual items:

MENA disposal	2,512	-	2,512	-
Other adjustments	(47)	78	197	21

Total unusual items	2,465	78	2,709	21

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS PER SHARE
(Unaudited)
(In thousands, except earnings per share)

	For the Three Months Ended

	September 30,	September 30,
	2011	2010

Basic earnings per share:

Numerator - net earnings	12,977	12,697

Denominator - weighted-average shares outstanding	80,985	80,046

Basic earnings per share	0.16	0.16

Diluted earnings per share:

Numerator - net earnings	12,977	12,697

Denominator - weighted-average shares outstanding	80,985	80,046

Dilutive effect of common stock options, warrants and restricted stock	612	1,236

	81,597	81,282

Diluted earnings per share	0.16	0.16

Basic earnings per share attributable to Acxiom stockholders:

Numerator - net earnings attributable to Acxiom	12,292	13,281

Denominator - weighted-average shares outstanding	80,985	80,046

Basic earnings per share attributable to Acxiom stockholders	0.15	0.17

Diluted earnings per share attributable to Acxiom stockholders:

Numerator - net earnings attributable to Acxiom	12,292	13,281

Denominator - weighted-average shares outstanding	80,985	80,046

Dilutive effect of common stock options, warrants, and restricted stock	612	1,236

	81,597	81,282

Diluted earnings per share attributable to Acxiom stockholders	0.15	0.16

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS PER SHARE
(Unaudited)
(In thousands, except earnings per share)

	For the Six Months Ended

	September 30,	September 30,
	2011	2010

Basic earnings per share:

Numerator - net earnings	22,992	22,133

Denominator - weighted-average shares outstanding	80,963	79,894

Basic earnings per share	0.28	0.28

Diluted earnings per share:

Numerator - net earnings	22,992	22,133

Denominator - weighted-average shares outstanding	80,963	79,894

Dilutive effect of common stock options, warrants and restricted stock	842	1,475

	81,805	81,369

Diluted earnings per share	0.28	0.27

Basic earnings per share attributable to Acxiom stockholders:

Numerator - net earnings attributable to Acxiom	23,267	23,086

Denominator - weighted-average shares outstanding	80,963	79,894

Basic earnings per share attributable to Acxiom stockholders	0.29	0.29

Diluted earnings per share attributable to Acxiom stockholders:

Numerator - net earnings attributable to Acxiom	23,267	23,086

Denominator - weighted-average shares outstanding	80,963	79,894

Dilutive effect of common stock options, warrants, and restricted stock	842	1,475

	81,805	81,369

Diluted earnings per share attributable to Acxiom stockholders	0.28	0.28

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	September 30,	September 30,
Revenue:	2011	2010

Information services	230,655	225,584
Information products	69,379	66,085

Total revenue	300,034	291,669

Income from operations:

Information services	23,211	22,952
Information products	8,201	4,436
Other	(2,465)	(78)

Total income from operations	28,947	27,310

Margin:

Information services	10.1%	10.2%
Information products	11.8%	6.7%

Total margin	9.6%	9.4%

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Six Months Ended

	September 30,	September 30,
Revenue:	2011	2010

Information services	456,259	436,240
Information products	132,709	125,824

Total revenue	588,968	562,064

Income from operations:

Information services	43,383	43,831
Information products	10,503	5,576
Other	(2,709)	(21)

Total income from operations	51,177	49,386

Margin:

Information services	9.5%	10.0%
Information products	7.9%	4.4%

Total margin	8.7%	8.8%

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	September 30,	March 31,	$	%
	2011	2011	Variance	Variance
Assets
Current assets:
Cash and cash equivalents	119,163	207,023	(87,860)	(42.4%)
Trade accounts receivable, net	181,423	176,654	4,769	2.7%
Deferred income taxes	11,778	12,480	(702)	(5.6%)
Refundable income taxes	-	7,402	(7,402)	(100.0%)
Other current assets	56,715	55,691	1,024	1.8%

Total current assets	369,079	459,250	(90,171)	(19.6%)

Property and equipment	899,684	888,717	10,967	1.2%
Less - accumulated depreciation and amortization	648,383	633,410	14,973	2.4%

Property and equipment, net	251,301	255,307	(4,006)	(1.6%)

Software, net of accumulated amortization	19,189	26,412	(7,223)	(27.3%)
Goodwill	413,662	417,654	(3,992)	(1.0%)
Purchased software licenses, net of accumulated amortization	34,974	38,583	(3,609)	(9.4%)
Deferred costs, net	70,502	81,837	(11,335)	(13.9%)
Data acquisition costs	14,038	17,627	(3,589)	(20.4%)
Other assets, net	6,988	9,955	(2,967)	(29.8%)

	1,179,733	1,306,625	(126,892)	(9.7%)

Liabilities and Stockholders' Equity
Current liabilities:
Current installments of long-term debt	27,826	27,978	152	0.5%
Trade accounts payable	25,525	27,507	1,982	7.2%
Accrued payroll and related expenses	34,477	42,236	7,759	18.4%
Other accrued expenses	81,820	75,852	(5,968)	(7.9%)
Deferred revenue	52,746	55,921	3,175	5.7%
Income taxes	2,978	-	(2,978)	(100.0%)

Total current liabilities	225,372	229,494	4,122	1.8%

Long-term debt	284,957	394,260	109,303	27.7%

Deferred income taxes	85,353	84,360	(993)	(1.2%)

Other liabilities	7,109	7,478	369	4.9%

Stockholders' equity:
Common stock	11,913	11,777	136	1.2%
Additional paid-in capital	848,277	837,439	10,838	1.3%
Retained earnings	482,363	459,096	23,267	5.1%
Accumulated other comprehensive income (loss)	9,972	15,991	(6,019)	(37.6%)
Treasury stock, at cost	(781,163)	(739,125)	(42,038)	5.7%
Total Acxiom stockholders' equity	571,362	585,178	(13,816)	(2.4%)
Noncontrolling interest	5,580	5,855	(275)	(4.7%)

Total equity	576,942	591,033	(14,091)	(2.4%)

	1,179,733	1,306,625	(126,892)	(9.7%)

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	September 30,

	2011	2010

Cash flows from operating activities:
Net earnings	12,977	12,697
Non-cash operating activities:
Depreciation and amortization	34,959	37,720
Loss on disposal or impairment of assets	2,888	-
Deferred income taxes	1,098	2,508
Non-cash stock compensation expense	2,845	3,488
Changes in operating assets and liabilities:
Accounts receivable	(6,054)	8,338
Other assets	3,925	(6,684)
Deferred costs	(445)	(12,640)
Accounts payable and other liabilities	9,750	(861)
Deferred revenue	(4,229)	(1,600)
Net cash provided by operating activities	57,714	42,966
Cash flows from investing activities:
Disposition of operations	(1,043)	-
Capitalized software	(991)	(1,341)
Capital expenditures	(12,134)	(21,734)
Data acquisition costs	(1,774)	(2,625)
Net cash paid in acquisitions	-	(10,949)
Net cash used by investing activities	(15,942)	(36,649)
Cash flows from financing activities:
Payments of debt	(81,463)	(27,603)
Sale of common stock	2,779	1,019
Acquisition of treasury stock	(34,100)	-
Proceeds from partner's contributions	-	133
Net cash used by financing activities	(112,784)	(26,451)
Effect of exchange rate changes on cash	(919)	1,061

Net change in cash and cash equivalents	(71,931)	(19,073)
Cash and cash equivalents at beginning of period	191,094	218,457
Cash and cash equivalents at end of period	119,163	199,384

Supplemental cash flow information:
Cash paid (received) during the period for:
Interest	5,742	5,896
Income taxes	4,289	17,724
Payments on capital leases and installment payment arrangements	4,184	5,411
Payments on software and data license liabilities	124	164
Other debt payments, excluding line of credit	2,155	2,028
Prepayments of debt	75,000	20,000
Noncash investing and financing activities:
Acquisition of property and equipment under capital lease
and installment payment arrangements	944	7,382

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Six Months Ended

	September 30,

	2011	2010

Cash flows from operating activities:
Net earnings	22,992	22,133
Non-cash operating activities:
Depreciation and amortization	70,254	73,706
Loss on disposal or impairment of assets	2,893	-
Deferred income taxes	1,135	3,943
Non-cash stock compensation expense	5,200	6,460
Changes in operating assets and liabilities:
Accounts receivable	(9,676)	(8,498)
Other assets	(4,592)	(8,151)
Deferred costs	(831)	(22,621)
Accounts payable and other liabilities	6,071	(7,982)
Deferred revenue	(2,978)	964
Net cash provided by operating activities	90,468	59,954
Cash flows from investing activities:
Disposition of operations	(1,043)	-
Capitalized software	(1,520)	(2,567)
Capital expenditures	(24,711)	(30,486)
Data acquisition costs	(4,550)	(6,951)
Payments received from investments	-	175
Net cash paid in acquisitions	(255)	(12,927)
Net cash used by investing activities	(32,079)	(52,756)
Cash flows from financing activities:
Payments of debt	(113,775)	(36,567)
Sale of common stock	2,818	4,820
Acquisition of treasury stock	(34,100)	-
Proceeds from partner's contributions	-	133
Contingent consideration paid for prior acquisitions	(326)	-
Net cash used by financing activities	(145,383)	(31,614)
Effect of exchange rate changes on cash	(866)	(304)

Net change in cash and cash equivalents	(87,860)	(24,720)
Cash and cash equivalents at beginning of period	207,023	224,104
Cash and cash equivalents at end of period	119,163	199,384

Supplemental cash flow information:
Cash paid (received) during the period for:
Interest	11,331	11,676
Income taxes	5,387	21,082
Payments on capital leases and installment payment arrangements	8,978	11,379
Payments on software and data license liabilities	491	1,057
Other debt payments, excluding line of credit	4,306	4,131
Prepayment of debt	100,000	20,000
Noncash investing and financing activities:
Acquisition of property and equipment under capital lease
and installment payment arrangements	4,691	17,650

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF FREE CASH FLOW AVAILABLE TO EQUITY
AND RECONCILIATION TO OPERATING CASH FLOW
(Unaudited)
(Dollars in thousands)

	06/30/10	09/30/10	12/31/10	03/31/11	FY2011	06/30/11	09/30/11	FY2012

Net cash provided by operating activities	16,988	42,966	64,230	42,035	166,219	32,754	57,714	90,468

Less:
Capitalized software	(1,226)	(1,341)	(1,025)	(963)	(4,555)	(529)	(991)	(1,520)
Capital expenditures	(8,752)	(21,734)	(16,322)	(12,213)	(59,021)	(12,577)	(12,134)	(24,711)
Data acquisition costs	(4,326)	(2,625)	(3,765)	(2,650)	(13,366)	(2,776)	(1,774)	(4,550)
Payments on capital leases and installment payment arrangements	(5,968)	(5,411)	(5,726)	(5,252)	(22,357)	(4,794)	(4,184)	(8,978)
Payments on software and data license liabilities	(893)	(164)	(120)	(4,139)	(5,316)	(367)	(124)	(491)
Other required debt payments	(2,103)	(2,028)	(2,143)	(2,154)	(8,428)	(2,151)	(2,155)	(4,306)

Total	(6,280)	9,663	35,129	14,664	53,176	9,560	36,352	45,912

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

									Q2 FY11 to Q2 FY12
	06/30/10	09/30/10	12/31/10	03/31/11	FY2011	06/30/11	09/30/11	FY 2012%		$
Revenue:
Services	210,656	225,584	232,798	224,556	893,594	225,604	230,655	456,259	2.2%	5,071
Products	59,739	66,085	66,312	74,240	266,376	63,330	69,379	132,709	5.0%	3,294
Total revenue	270,395	291,669	299,110	298,796	1,159,970	288,934	300,034	588,968	2.9%	8,365

Operating costs and expenses:
Cost of revenue
Services	164,650	175,687	178,586	176,065	694,988	180,463	181,121	361,584	3.1%	5,434
Products	45,771	48,320	48,258	47,551	189,900	48,878	47,962	96,840	-0.7%	(358)
Total cost of revenue	210,421	224,007	226,844	223,616	884,888	229,341	229,083	458,424	2.3%	5,076

Selling, general and administrative	37,955	40,274	41,331	40,324	159,884	37,119	39,539	76,658	-1.8%	(735)
Impairment of goodwill and other intangibles	-	-	-	79,674	79,674	-	-	-		-
Gains, losses and other items, net	(57)	78	(3,640)	8,219	4,600	244	2,465	2,709	3060.3%	2,387

Total operating costs and expenses	248,319	264,359	264,535	351,833	1,129,046	266,704	271,087	537,791	2.5%	6,728

Income from operations	22,076	27,310	34,575	(53,037)	30,924	22,230	28,947	51,177	6.0%	1,637
% Margin	8.2%	9.4%	11.6%	-17.8%	2.7%	7.7%	9.6%	8.7%
Other income (expense)
Interest expense	(5,898)	(6,260)	(6,006)	(5,659)	(23,823)	(5,455)	(4,719)	(10,174)	-24.6%	1,541
Other, net	(451)	111	(299)	(827)	(1,466)	(87)	(965)	(1,052)	-969.4%	(1,076)
Total other income (expense)	(6,349)	(6,149)	(6,305)	(6,486)	(25,289)	(5,542)	(5,684)	(11,226)	-7.6%	465

Earnings before income taxes	15,727	21,161	28,270	(59,523)	5,635	16,688	23,263	39,951	9.9%	2,102
Income taxes	6,291	8,464	7,856	11,466	34,077	6,673	10,286	16,959	21.5%	1,822

Net earnings (loss)	9,436	12,697	20,414	(70,989)	(28,442)	10,015	12,977	22,992	2.2%	280

Less: Net earnings (loss) attributable
to noncontrolling interest	(369)	(584)	(409)	(3,933)	(5,295)	(960)	685	(275)	-217.3%	1,269

Net earnings (loss) attributable to Acxiom	9,805	13,281	20,823	(67,056)	(23,147)	10,975	12,292	23,267	-7.4%	(989)

Diluted earnings (loss) per share
attributable to Acxiom shareholders	0.12	0.16	0.25	(0.83)	(0.29)	0.13	0.15	0.28	-6.3%	(0.01)

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

									Q2 FY11 to Q2 FY12
	06/30/10	09/30/10	12/31/10	03/31/11	FY2011	06/30/11	09/30/11	FY2012%		$
Revenue:

Services	210,656	225,584	232,798	224,556	893,594	225,604	230,655	456,259	2.2%	5,071
Products	59,739	66,085	66,312	74,240	266,376	63,330	69,379	132,709	5.0%	3,294

Total revenue	270,395	291,669	299,110	298,796	1,159,970	288,934	300,034	588,968	2.9%	8,365

Income from operations:

Services	20,879	22,952	26,390	21,181	91,402	20,172	23,211	43,383	1.1%	259
Products	1,140	4,436	4,545	13,675	23,796	2,302	8,201	10,503	84.9%	3,765
Other	57	(78)	3,640	(87,893)	(84,274)	(244)	(2,465)	(2,709)	3060.3%	(2,387)

Total income (loss) from operations	22,076	27,310	34,575	(53,037)	30,924	22,230	28,947	51,177	6.0%	1,637

Margin:

Services	9.9%	10.2%	11.3%	9.4%	10.2%	8.9%	10.1%	9.5%
Products	1.9%	6.7%	6.9%	18.4%	8.9%	3.6%	11.8%	7.9%

Total	8.2%	9.4%	11.6%	-17.8%	2.7%	7.7%	9.6%	8.7%